                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,222,020,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC4


                                   (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                NOVEMBER 18, 2005


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                                            (deal as a whole)
                               Wtd Avg         Percent of      Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV  Current Balance   Current Balance     GWAC   % MI     FICO     DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------   ---  ---------------   ---------------     ----   ----     ----     ---      ---    -----  -----  -----------
     500        524  > 65%    200016.47           0.99         7.99314  7.19    513.82    40.1    77.55   82.49  8.58       100
     525        549  > 65%    187799.37           4.76         7.52129  24.16   537.9    40.43    80.19   80.14  14.37     99.79
     550        574  > 65%    161462.98           9.40         7.67489  22.3    563.93   40.95    81.98    76.5  16.53     98.16
     575        599  > 70%    138389.32           13.58        7.41623  14.89   587.5    41.28    83.94    73.6  19.96     99.05
     600        624  > 70%    135669.11           20.23        7.35588  23.25   611.18   41.39    84.58   73.23  18.15     98.22
     625        649  > 70%    134679.72           19.39        7.48224  30.14   636.51   41.43    85.44   72.03  17.64     98.13
     650        674  > 80%    92813.73            4.44         8.28116  59.63   657.96   41.85    93.73   70.67  15.86     96.08
     675        699  > 80%    65736.73            1.43         9.49394  12.9    684.91   41.92    98.18   68.33  14.22     96.91
     700        724  > 80%    65792.34            0.71         9.16651  21.62   710.56    41.4    96.59   60.89  27.71     96.23
     725        749  > 85%    56183.09            0.39         9.80159    0     736.52    42.5    99.82   65.66  17.51     97.67
     750        774  > 85%    71620.77            0.26         8.93552  18.93   759.61    37.8    97.78   67.58  24.84     94.88
     775        799  > 85%     62965.8            0.11         9.77143    0     784.25    41.8    99.83   59.49  22.13     96.56
     800  max        > 85%    86743.95            0.01           9.99     0      811     50.89     100     100     0        100

% Full Doc  % Ltd Doc  % Stated Doc  % Int Only
----------  ---------  ------------  ----------
  76.83       5.99        17.17         2.76
   74.2       6.22        19.57         21.13
  75.71       3.45        20.84         16.8
  72.71       3.97        23.33         30.4
   55.4       3.86        40.74         31.61
    33        2.94          64          45.69
  33.07       0.57        65.99         22.92
  20.09       1.92        77.99         1.77
  20.17         0         79.83         17.6
  13.18       1.74        85.08           0
  30.19       3.12        66.69         18.93
  17.95       7.14        74.91           0
    0           0          100            0

                              Wtd Avg         Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
LTV Low  LTV High    DTI   Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV    % SFD  % PUD  % Owner Occ
-------  --------    ---   ---------------  ---------------   ----    ----    ----      ---      ---    -----  -----  -----------
     60%       64% > 49.9%    218100.84           0.16       7.32483    0     554.28    53.23    62.61  82.85    0        100
     65%       69% > 49.9%    228703.42           0.19       7.15557    0     562.32    51.23    67.77   71.3  28.7       100
     70%       74% > 49.9%    184363.73           0.19       6.80644    0     551.96     52.1    72.07  96.58  3.42       100
     75%       79% > 49.9%    244640.08           0.65       7.23286    0      597.8    52.19    77.82  67.57  23.64     98.76
     80%       84% > 49.9%    175805.32           3.01       6.78986  10.02   624.25    51.71    80.31  68.67  22.1      98.79
     85%       89% > 49.9%    210675.73           0.72       7.12029   48.5    580.8    52.25    85.98  71.79  20.46     98.04
     90%       94% > 49.9%    212629.78           0.66       7.16944  59.71   611.01    52.46    90.49  73.31  15.35      100
     95%       99% > 49.9%    173362.59           0.53       7.90263  22.85   599.17    51.83    95.24  80.19  16.18     99.66
    100% max       > 49.9%

% Full Doc  % Ltd Doc  % Stated Doc  % Int Only
----------  ---------  ------------  ----------
   91.42         0          8.58         16.05
   86.43         0         13.57         32.11
   85.51         0         14.49         23.47
   45.05       4.79        50.16         29.42
   67.02       3.73        29.25         37.4
   72.85       2.03        25.11         15.64
   72.25       3.97        23.78         15.66
   78.84       3.57        17.59         34.06

                               Wtd Avg         Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
DTI Low  DTI High   FICO   Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV    % SFD  % PUD  % Owner Occ
-------  --------   ----   ---------------  ---------------   ----    ----    ----      ---      ---    -----  -----  -----------
     20%       24%  < 525      93455.4            0.05       9.00881  24.93  518.07      22.7    75.62  73.93  16.36      100
     25%       29%  < 550     169398.69           0.54       7.48442  22.68  534.92     27.95    75.67  91.78  4.91       100
     30%       34%  < 575     152603.03           1.67       7.60409  35.86  550.09     32.75    80.15    83   13.2       100
     35%       39%  < 600      153986.1           5.07       7.48092  19.71  570.23     37.64    78.58  76.12  18.74     99.34
     40%       44%  < 625     144559.65          13.06       7.48151  17.04  588.01     42.58    81.48  75.87  16.88     97.72
     45%       49%  < 650     156049.13          23.43       7.43163  17.11  601.76     47.68    82.69  73.43  16.57     98.85
     50%       54%  < 675     157869.29           5.53       7.25385  19.38  597.22     51.73    82.53  72.96  19.91     99.43
     55% max        < 700     132893.32           0.22       7.52412  28.06  613.63     56.29    83.65  66.73  22.36      100

% Full Doc  % Ltd Doc  % Stated Doc  % Int Only
----------  ---------  ------------  ----------
  72.95         0         27.05          0
   73.8       5.67        20.53        19.69
   76.7       8.52        14.78        10.59
  69.09        1.8        29.11        24.03
  62.55       2.35        35.09        27.24
  53.51        2.7        43.79        35.68
  71.86       3.22        24.92        26.15
   75.3         0          24.7         13.3

LIMITED AND STATED DOC

                         Wtd Avg        Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC   % MI     FICO     DTI      LTV    % SFD   % PUD   % Owner Occ
--------  ---------  ---------------  ---------------    ----   ----     ----     ---      ---    -----   -----   -----------
     500        524     198748.46           0.32       8.23704   7.07  514.5      40.57    71.75   83.16   5.91        100
     525        549     230069.04           1.46       7.60317   3.55  539.02     38.16     72.9   83.47   7.18       99.29
     550        574     224798.64           2.61       7.32976   3.97  563.69     41.25    76.13   78.88   12.6       98.73
     575        599     198695.86           4.17       7.49447   9.68  587.7      40.54    80.15   72.82   19.89      97.93
     600        624     165297.68           9.92       7.50786  20.29  611.91     41.32     82.5   71.74   17.66      98.01
     625        649      135484.9           13.25      7.68873  24.36  636.7      41.76     84.5   72.01   16.87      98.29
     650        674      140379.2           9.75        7.4698  14.54  660.91     42.73    84.03   66.38   19.62      98.16
     675        699     152681.33           5.45       7.28999   1.95  685.44     41.88    83.59   66.74   14.96      98.62
     700        724     145597.44           2.71       7.22189   2.94  710.68      42.7     83.3   69.24   18.34      96.03
     725        749     143352.04           1.77       7.22773    0    735.96     42.66    83.69   70.83   11.75      96.88
     750        774     156088.91           0.86       7.08727    0    762.62     41.29    83.85   85.62   3.03       94.31
     775        799      163819.7           0.47       7.31324    0    782.03     41.86    83.65   56.55   25.04      95.07
     800  max           217171.98           0.04       7.58914    0     811       50.89    83.99    100      0         100

% Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA   % NY   % FL
----------  ---------  ------------  ----------  ----   ----   ----
     0         18.72        81.28         0      63.49  10.92  7.75
     0         18.68        81.32       31.25    46.13   9.61  6.47
     0         10.47        89.53       25.48    42.82   3.01  3.82
     0         10.4         89.6        34.47     37.7   4.27  3.95
     0         8.31         91.69        25.3    34.88   4.37  5.62
     0          4.4         95.6        45.32    31.85   2.51  6.68
     0         0.76         99.24       53.51    39.39      3  5.44
     0         2.52         97.48       58.19    45.09   4.38  6.68
     0           0           100        47.61    46.56   1.76  8.43
     0         1.94         98.06       49.89    59.28   0.53  5.67
     0           0           100        59.75    64.35   1.64  2.62
     0         8.08         91.92       66.24    38.71      0     0
     0           0           100        80.03      100      0     0

IO LOANS

                         Wtd Avg        Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC    % MI    FICO     DTI      LTV    % SFD   % PUD   % Owner Occ
--------  ---------  ---------------  ---------------    ----    ----    ----     ---      ---    -----   -----   -----------
     500        524     357791.06          0.06        7.92622    0      523     39.21     67.2     100      0         100
     525        549     284094.67          1.12        7.28291   6.05   538.14   38.36    77.24    76.48   17.78       100
     550        574     278298.38          1.74        7.06997   5.83   564.22   41.63    78.21    80.83   14.74      99.65
     575        599     235018.34          4.62        6.89209   3.68   588.19   42.25    80.47    73.16   21.72       100
     600        624     233659.44          6.74        6.68028  13.84   611.7    41.73    81.35    70.19   20.51      99.65
     625        649     249630.67          9.03        6.86888  24.68   636.76    41.9    82.05    72.25   19.43      99.22
     650        674      253647.6          6.38        6.70979  15.41   660.42   42.44    81.05    68.04   18.16       100
     675        699     275999.62          3.71        6.53555   0.68   685.67   42.06    79.64    70.65   12.23       100
     700        724      287432.4          1.54        6.51997   8.19   711.16   41.34    80.41    63.2    21.16      96.19
     725        749     274076.11          1.08        6.39984    0     736.43   43.12     79.7    63.48   16.43      96.52
     750        774     268411.75          0.70        6.24631   7.01   761.01   39.77    80.56    72.98   15.77      95.87
     775        799     307466.67          0.31        6.55368    0     781.97   42.15      80      60     30.25      93.73
     800  max            347600            0.03          6.99     0      811     50.89      80      100      0         100

% Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA   % NY  % FL
----------  ---------  ------------  ----------  ----   ----  ----
    100          0            0          100     54.44     0     0
   59.08        16          24.91        100     44.66  8.02  4.66
   59.39       8.12         32.49        100     60.42  0.81  6.02
   67.34       6.75         25.91        100      45.4  2.11  2.26
   62.74       5.22         32.03        100     44.72  1.57   3.8
   33.54       3.09         63.37        100     46.69  1.15  5.86
   18.24       0.47         81.28        100     48.33  1.91  3.08
   14.63       2.67         82.7         100     53.07   5.5  5.98
   15.97         0          84.03        100     59.34     0  6.84
   17.84         0          82.16        100     71.87     0   3.7
   21.39       4.63         73.97        100     67.17     0  7.28
     0         9.76         90.24        100     37.68     0     0
     0           0           100         100       100     0     0